EXHIBIT 99.2
First Quarter 2008 Financial Results May 7, 2008

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These statements reflect management's current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward- looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.

Maximize and Grow Long-Term Shareholder Value Entitlement and Development of Real Estate Housing markets continue to be significantly challenged Realization of Value from Natural Resources Recent activity is encouraging Accelerated Growth through Strategic and Disciplined Investment in Real Estate Challenging markets produce acquisition opportunities

First Quarter 2008 Results ($ in Millions, except per share data) 1st Qtr 2008 1st Qtr 2007 4th Qtr 2007 Net Income ($ 0.2) $ 0.6 $ 0.1 Earnings Per Share - Basic ($0.01) $0.02 $ - 1st Qtr. 2008 weighted average basic shares outstanding were 35.5 million 1st Qtr. 2008 financial results include $1.3 million of accelerated pre-tax share-based compensation expense for retirement eligible employees ($0.02 per basic share, after-tax)

Segment Earnings ($ in Millions) 1st Qtr 2008 1st Qtr 2007 4th Qtr 2007 Real Estate $ 3.5 $ 3.7 ($ 0.2) Mineral Resources 6.5 3.4 3.7 Fiber Resources 2.8 0.3 3.8 Total $12.8 $7.4 $7.3 1st Qtr. 2008 fiber resources segment earnings include $1.4 million gain from partial termination of a timber lease in connection with the operation of the Ironstob venture 4th Qtr. 2007 real estate segment earnings negatively impacted by $3.9 million impairment expense principally associated with a commercial golf club operation and development in Granbury, TX 4th Qtr. 2007 fiber resources segment earnings include $2.2 million gain from partial termination of a timber lease in connection with the formation of the Ironstob venture

1st Qtr. 2008 Pipeline Status & Key Performance Indicators

Real Estate Pipeline - 1st Qtr. 2008 Note: Estimated acres and lots may vary * Excludes Forestar's 58% ownership interest in the Ironstob venture which controls approx. 17,000 acres of undeveloped land Real Estate Undeveloped In Entitlement Process Entitled Developed & Under Development Total Acres* Undeveloped Land Owned 316,629 323,992 Ventures 7,363 323,992 Residential Owned 27,538 7,574 875 43,229 Ventures 870 4,889 1,483 43,229 Commercial Owned 2,662 825 406 4,744 Ventures 570 281 4,744 Total Acres 323,992 31,070 13,858 3,045 371,965 Estimated Residential Lots Estimated Residential Lots Estimated Residential Lots 24,400 4,904 29,304

Real Estate Segment KPI's 1st Qtr 2008 1st Qtr 2007 4th Qtr 2007 Residential Lot Sales * Lots Sold 388 485 309 Average Price / Lot $46,200 $55,800 $45,900 Gross Profit / Lot $17,300 $19,800 $12,600 Commercial Tract Sales * Acres Sold 22 30 23 Average Price / Acre $84,700 $294,000 $390,600 Land Sales * Acres Sold 1,349 268 693 Average Price / Acre $4,600 $5,600 $5,900 * Includes 100% of venture activity 1st Qtr. 2008 residential lot sales activity includes sale of 192 high density lots for $24,300 per lot at City Park mixed-use venture located near Houston, Texas. 1st Qtr. 2008 undeveloped land sales include 409 acres at $6,100 per acre from Ironstob venture.

Entitlement KPI's 1st Qtr 2008 1st Qtr 2007 4th Qtr 2007 Acres Moved Into Entitlement 2,880 1,500 2,400 Entitlements Total Acres Entitled 420 190 740 Residential Lots Entitled 120 110 290 Commercial Acres Entitled 260 - - Acres Moved Into Development - - 180 Note: Acres and lots are estimates and may vary

Entitlement Activity - Q1 2008 Pickens School - Pickens Co. Entitlements received: 120 Residential lots 260 Commercial acres 420 Total acres Commercial zoned as "highway business" and includes: Office Retail Multi - Family Proposed Site Plan Site Location "Highway Business" zoning provides for flexibility in commercial uses

Mineral Resources Segment KPI's 1st Qtr. 2008 1st Qtr. 2007 4th Qtr. 2007 Minerals Net Acres Leased 5,293 1,990 549 Avg. Bonus / Acre $678 $290 $350 Active Wells 339 299 331 Natural Gas Production (Mcf) 255,900 273,300 296,200 Oil Production (Barrels) 19,400 25,000 21,400 Segment Revenues ($ in Millions) $6.3 $3.8 $4.6 Note: 1st Qtr. 2008 results include a 241 net mineral acre lease in a Dallas/ Fort Worth real estate venture located in Barnett Shale natural gas formation for $6,500 per acre.

East Texas Mineral Resources Significant increase in leasing activity related to expansion of Cotton Valley and James Lime natural gas formations

Fiber Resources Segment KPI's 1st Qtr. 2008 1st Qtr. 2007 4th Qtr. 2007 Fiber Sales Tons Sold 209,200 280,300 317,000 Average Price / Ton $10 $11 $11 Recreational Leases (acres) 284,500 283,500 287,200 Segment Revenues ($ in Millions) $2.5 $3.0 $3.6

Historical Segment Earnings ($ in Millions) 1st Qtr 2007 2nd Qtr 2007 3rd Qtr 2007 4th Qtr 2007 Full Year 2007 Real Estate $ 3.7 $23.0 $13.0 ($0.2) $ 39.5 Mineral Resources 3.4 4.7 6.8 3.7 18.6 Fiber Resources 0.3 2.4 1.4 3.8 7.9 Total $7.4 $30.1 $21.2 $7.3 $66.0

Maximize and Grow Long-Term Shareholder Value Entitlement and Development of Real Estate Entitle aggressively, exercise investment discipline in development Realization of Value from Natural Resources Increase acreage in play and ensuing royalties Accelerated Growth through Strategic and Disciplined Investment in Real Estate Position Forestar for growth opportunities - Right time, Right place